_________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 28, 2005

         Greenwich Capital Acceptance, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-127352	06-1199884
State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road Greenwich, CT	06830
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 625-2700

                                       No Change

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events

The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2004 and 2003 and for each of the years in the three-year period ended December 31, 2004, prepared in accordance with U.S. generally accepted accounting principles, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission (the “Commission”) on March 15, 2005; Commission File No. 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of September 30, 2005 and for the three- and nine-month periods ended September 30, 2005 and September 30, 2004 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended September 30, 2005 (which was filed with the Commission on November 9, 2005), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of June 30, 2005 and for the three- and six-month periods ended June 30, 2005 and June 30, 2004 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended June 30, 2005 (which was filed with the Commission on August 9, 2005), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2005 and for the three-month periods ended March 31, 2005 and March 31, 2004 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2005 (which was filed with the Commission on May 10, 2005), and the Current Reports on Form 8-K filed on April 11, 2005, April 20, 2005, May 5, 2005, July 20, 2005 and August 2, 2005, and the information furnished and deemed to be filed under Item 2.02 contained in Ambac Financial Group’s Current Report on Form 8-K dated and filed October 19, 2005, as they relate to Ambac Assurance Corporation, are hereby incorporated by reference in (i) the registration statement, (ii) the prospectus and (iii) the prospectus supplement.

Item 9.01.  Financial Statements and Exhibits.

(a)

Not applicable.

(b)

Not applicable.

(c)

Not applicable.

(d)

Exhibits:

23.1

Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWICH CAPITAL ACCEPTANCE, INC.,

By: /s/ Shakti Radhakishun

Name: Shakti Radhakishun

Title:   Senior Vice-President

Dated:  November 28, 2005

EXHIBIT INDEX

Exhibit No.

Description

Page No.

23.1

Consent of KPMG LLP, Independent

P

Registered Public Accounting Firm of

Ambac Assurance Corporation

Exhibit 23.1     Consent of KPMG LLP, Independent Registered Public Accounting Firm of Ambac Assurance Corporation

 CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors

Ambac Assurance Corporation:

We consent to the incorporation by reference in the registration statement (No. 333-127352) of Greenwich Capital Acceptance Inc. (the “Registrant”), in the Prospectus and in the Prospectus Supplement of the Registrant relating to HarborView Mortgage Loan Trust 2005-16 (the “Prospectus Supplement”) of our report dated March 2, 2005 on the consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2004 and 2003, and for each of the years in the three-year period ended December 31, 2004, which report appears in the Annual Report on Form 10-K of Ambac Financial Group, Inc., which was filed with the Securities and Exchange Commission on March 15, 2005, and to the reference to our firm under the heading “Experts” in the Prospectus Supplement.  Our report refers to changes, in 2003, in Ambac Assurance Corporation’s methods of accounting for variable interest entities and stock-based compensation.

  /s/ KPMG LLP

KPMG LLP

New York, New York

November 28, 2005